Exhibit 10.2

MEMORANDUM OF A RETAINER AGREEMENT FOR LEGAL SERVICES

THIS AGREEMENT is made as of the March 7, 2005.

B E T W E E N :

Hovington Pellerin Simard, general partnership, having a business place at 460 Saint-Gabriel, suite 21, city of Montreal, province of Québec, H2Y 2Z9

(Hereinafter referred to as the "Attorneys")

- and -

VisualMED Clinical Solutions Corp. (formerly Ancona Mining Corp.), a corporation governed by the laws of Nevada having a business place at 1035 Laurier Street West, Outremont, H2V 2L1, herein represented by its Chairman of the Board, Gérard Dab, duly authorize as he so declares;

(Hereinafter referred to as the "Company")

RECITALS

WHEREAS during the years 2004 and 2005 the Company has retained the services of the Attorneys to facilitate the coordination of the legal process for the purchase of some assets of VisualMed Clinical System Corp. ("VSMD") by the Company, and a private placement.

  EMPLOYMENT

  A.     The Company hereby as agreed to employ the Attorneys who were responsible to draft and prepare the documents pertaining to the purchase agreement and the documents related to the private placement.

  B.     The Attorneys have hereby accepted such offer and have agreed to serve in such capacity.

  PERIOD OF EMPLOYMENT

  This Agreement has begin in year 2004, at the first moment the Attorneys were approach by the representatives of the Company, the Effective Date, and shall continue up until their services are no longer needed.

  COMPENSATION

  The Company as accepted to compensate the Attorneys as follow, for their services rendered up until now, an amount of 37,500.00SD, payable in 15,000 restricted Common shares of the company.

  TRANSFER

  The Attorneys have requested, for a reason of managing effectiveness, that the payment of 15,000 restricted shares be transferred to HPS Inc., their managing entity.

IN WITNESS WHEREOF the parties have duly executed this Memorandum of an agreement as of the day and date first above written.

SIGNED, SEALED AND DELIVERED in the presence of:

/s/ Illegible	/s/ Claude Pellering
Witness	Claude Pellerin, Attorney at Law
Hovington Pellerin Simard, general partnership
/s/ Gerard Dab
Gerard Dab,
VisualMed Clinical Solution Corp.